UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2023

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 - 17th Street
Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on April 3, 2023, Ovintiv Inc. (“Ovintiv”) and its wholly-owned subsidiary, Ovintiv USA Inc. (“Ovintiv USA” and, together with Ovintiv, the “OVV Buyer Parties”), entered into a Securities Purchase Agreement (the “Purchase Agreement,” and the transactions contemplated thereby, the “Permian Acquisition”) with Black Swan Oil & Gas, LLC, PetroLegacy II Holdings, LLC, Piedra Energy III Holdings, LLC and Piedra Energy IV Holdings, LLC (collectively, the “Sellers”), Black Swan Permian, LLC, Black Swan Operating, LLC, PetroLegacy Energy II, LLC, PearlSnap Midstream, LLC, Piedra Energy III, LLC and Piedra Energy IV, LLC (collectively, the “Subject Companies”), and solely in its capacity as “Sellers’ Representative” thereunder, NMB Seller Representative, LLC (the “Sellers’ Representative”), pursuant to which the OVV Buyer Parties agreed to acquire the Sellers’ upstream oil and gas assets located in the Permian Basin through the OVV Buyer Parties’ acquisition from the Sellers of all of the issued and outstanding equity interests of the Subject Companies and certain of their subsidiaries. The Sellers are portfolio companies of funds managed by EnCap Investments L.P.

ITEM 1.01	Entry into a Material Definitive Agreement.

On April 15, 2023, pursuant to Section 10.3(f) of the Purchase Agreement, the Sellers’ Representative designated NMB Stock Trust, a Delaware statutory trust (“NMB”), as the designee of the Sellers’ Representative to be the recipient of all Stock Consideration (as defined below) issuable pursuant to the Purchase Agreement. Upon consummation of the Permian Acquisition, pursuant to the terms of the Purchase Agreement, Ovintiv and NMB entered into that certain Registration Rights Agreement, dated as of June 12, 2023 (the “Registration Rights Agreement”), pursuant to which Ovintiv agreed to, among other things, prepare a shelf registration statement (the “Registration Statement”) covering the resale of the Stock Consideration and file the Registration Statement with the U.S. Securities and Exchange Commission (“SEC”) within 85 days of the execution of the Registration Rights Agreement. Under the Registration Rights Agreement, NMB has certain demand rights and piggyback registration rights with respect to certain other underwritten offerings conducted by Ovintiv for its own account or other stockholders of Ovintiv. Pursuant to the Registration Rights Agreement, NMB has agreed, subject to certain exceptions, not to sell any portion of the Stock Consideration during the 90 days following the closing of the Permian Acquisition, except in the case of a Piggyback Underwritten Offering (as defined in the Registration Rights Agreement).

The foregoing description of the Registration Rights Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Registration Rights Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

As previously announced, on April 26, 2023, Ovintiv entered into a Term Credit Agreement by and among Ovintiv, as borrower, Goldman Sachs Bank USA, as administrative agent, and the lenders party thereto (the “Credit Agreement”), intended to partially finance the cash consideration for the Permian Acquisition. On June 12, 2023, the commitments under the Credit Agreement terminated pursuant to the terms thereof.

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note” above is incorporated into this Item 2.01 by reference.

On June 12, 2023, the OVV Buyer Parties completed the Permian Acquisition. After taking into account closing adjustments, the OVV Buyer Parties (i) paid aggregate cash consideration of $3.241 billion, which was funded with a combination of cash on hand (including cash proceeds received pursuant to the Divestiture (as defined below)), borrowings under its revolving credit facility and proceeds from Ovintiv’s previously announced bond offering completed on May 31, 2023, and (ii) issued 31,777,596 shares of Ovintiv common stock to NMB (the “Stock Consideration”), which shares represented an aggregate dollar value equal to $1.119 billion as of the date of the Purchase Agreement based on the reference price ($35.2264) attributed to such common stock in the Purchase Agreement.

The foregoing description of the Purchase Agreement (and the transactions contemplated thereby) does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Purchase Agreement, which was filed as Exhibit 2.1 to Ovintiv’s Current Report on Form 8-K filed on April 4, 2023 and is incorporated by reference herein.

ITEM 3.02	Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Stock Consideration to NMB was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

ITEM 7.01	Regulation FD Disclosure.

On June 12, 2023, Ovintiv issued a press release announcing the closing of the Permian Acquisition and revised 2023 guidance. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in this Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01	Other Events.

As previously disclosed, on April 3, 2023, Ovintiv USA entered into an agreement with Grayson Mill Bakken, LLC (“Grayson”) to sell to Grayson certain upstream oil and gas assets and midstream gathering and processing assets located in the State of North Dakota (the “Divestiture”).

On June 12, 2023, Ovintiv USA completed the Divestiture. After taking into account closing adjustments, Ovintiv USA received aggregate consideration of $715 million.

ITEM 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The applicable financial statements set forth in Item 9.01 of Form 8-K and Regulation S-X were filed as Exhibits 99.1, 99.2, 99.3, 99.4, 99.6, 99.7, 99.9, 99.10, 99.11, 99.12, 99.13, 99.14, 99.15 and 99.16 to Ovintiv’s Current Report on Form 8-K as filed with the SEC on May 12, 2023 and are incorporated by reference herein.

(b) Pro forma financial information

The applicable pro forma financial information set forth in Item 9.01 of Form 8-K and Regulation S-X was filed as Exhibit 99.17 to Ovintiv’s Current Report on Form 8-K filed with the SEC on May 12, 2023 and is incorporated by reference herein.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 10.1	Registration Rights Agreement, dated as of June 12, 2023, by and between Ovintiv Inc. and NMB Stock Trust.

Exhibit 99.1	Press Release of Ovintiv Inc., dated June 12, 2023.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2023

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name:	Dawna I. Gibb
Title:	Assistant Corporate Secretary